NATIONWIDE MUTUAL FUNDS
Nationwide Amundi Global High Yield Fund
Nationwide Amundi Strategic Income Fund
Nationwide Bailard International Equities Fund
Nationwide Emerging Markets Debt Fund
Nationwide Global Sustainable Equity Fund
Nationwide International Small Cap Fund

Supplement dated November 7, 2019
to the Prospectus dated February 28, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Amundi Strategic Income Fund

Effective immediately, the Prospectus is amended as follows:

1.	The table under the heading “Fees and Expenses” on page 7 of the Prospectus is hereby deleted and replaced with the following:

	Class A Shares	Class C Shares	Class R6 Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.53%	0.53%	0.28%	0.53%
Total Annual Fund Operating Expenses	1.33%	2.08%	0.83%	1.08%
Fee Waiver/Expense Reimbursement(2)	(0.34%)	(0.34%)	(0.34%)	(0.34%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.99%	1.74%	0.49%	0.74%

(1)	“Management Fees” has been restated to reflect current fees.
(2)
Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.49% until at least February 28, 2021. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.

2.	The tables and information after the second paragraph under the heading “Example” on pages 7-8 of the Prospectus are hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$324	$604	$906	$1,761
Class C Shares	277	619	1,087	2,383
Class R6 Shares	50	231	427	994
Institutional Service Class Shares	76	310	563	1,287

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$177	$619	$1,087	$2,383

3.	The following information supplements the “Management Fees” section on page 61 of the Prospectus:

Beginning November 7, 2019, the Nationwide Amundi Strategic Income Fund will pay NFA an annual management fee based on the rates in the table below, which are expressed as a percentage of the Nationwide Amundi Strategic Income Fund’s average daily net assets, without taking into account any applicable fee waivers or reimbursements.

Fund	Assets	Management Fee
Nationwide Amundi Strategic Income Fund	Up to $500 million	0.55%
	$500 million and more	0.50%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE